                                                                    EXHIBIT 99.2


CASE NAME:       KEVCO MANAGEMENT, INC.                            ACCRUAL BASIS

CASE NUMBER:     401-40788-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: FEBRUARY 28, 2002
                                       -----------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Wilford W. Simpson                                      TREASURER
---------------------------------------                 ---------------------
Original Signature of Responsible Party                       Title

WILFORD W. SIMPSON                                         MARCH 21, 2002
---------------------------------------                 ---------------------
Printed Name of Responsible Party                               Date


PREPARER:

/s/ Dennis S. Faulkner                                  ACCOUNTANT FOR DEBTOR
---------------------------------------                 ---------------------
Original Signature of Preparer                                 Title

DENNIS S. FAULKNER                                         MARCH 21, 2002
---------------------------------------                 ---------------------
Printed Name of Preparer                                        Date

CASE NAME:     KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 1

CASE NUMBER:   401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                                  SCHEDULED           MONTH             MONTH
ASSETS                                                             AMOUNT            JAN-02            FEB-02       MONTH
------                                                            ---------         ---------         ---------     ------
1.  Unrestricted Cash (FOOTNOTE)                                  6,557,974         3,006,125         2,958,782
2.  Restricted Cash
3.  Total Cash                                                    6,557,974         3,006,125         2,958,782
4.  Accounts Receivable (Net) (FOOTNOTE)                                              300,000           300,000
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses (FOOTNOTE)                                   3,450,681           391,128           340,945
8.  Other (Attach List)                                             263,606                 0                 0
9.  Total Current Assets                                         10,272,261         3,697,253         3,599,727
10. Property, Plant & Equipment                                   3,285,885                 0                 0
11. Less: Accumulated Depreciation/Depletion                     (1,753,163)                0                 0
12. Net Property, Plant & Equipment                               1,532,722                 0                 0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                 36,082                 0                 0
15. Other (Attach List) (FOOTNOTE)                              153,399,371        39,971,438        39,971,438
16. Total Assets                                                165,240,436        43,668,691        43,571,165

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable                                                                       5,221             5,221
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                                  1,752,084         1,741,659
23. Total Post Petition Liabilities                                                 1,757,305         1,746,880

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                      75,885,064        13,509,318        13,590,741
25. Priority Debt (FOOTNOTE)                                        200,832                 0                 0
26. Unsecured Debt                                                1,779,701         1,377,554         1,377,554
27. Other (Attach List)                                         242,243,558       169,586,497       169,579,877
28. Total Pre Petition Liabilities                              320,109,155       184,473,369       184,548,172
29. Total Liabilities                                           320,109,155       186,230,674       186,295,052

EQUITY

30. Pre Petition Owners' Equity                                                  (154,868,719)     (154,868,719)
31. Post Petition Cumulative Profit Or (Loss)                                      (5,930,064)       (6,010,545)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                         18,236,800        18,155,377
33. Total Equity                                                                 (142,561,983)     (142,723,887)
34. Total Liabilities and Equity                                                   43,668,691        43,571,165


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                             SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                               ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET


                                         SCHEDULED          MONTH              MONTH
ASSETS                                    AMOUNT           JAN-02             FEB-02      MONTH
------                                  -----------      ----------         ---------     ------
A. Security Deposit                           8,794               0               0
B. Cash Surrender Value: Life Ins           254,812               0               0
C.
D.
E.
TOTAL OTHER ASSETS - LINE 8                 263,606               0               0

A. Organizational Costs                      36,082               0               0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF
AMORTIZATION - LINE 14                       36,082               0               0

A. Intercompany Receivables             113,743,558               0               0
B. Intercompany Royalties                39,655,813      39,971,438      39,971,438
C.
D.
E.
TOTAL OTHER ASSETS - LINE 15            153,399,371      39,971,438      39,971,438



POST PETITION LIABILITIES

A. Accrued Liabilities Other                                409,909         409,909
B. Deferred Compensation                                    960,371         960,371
C. Accrued Health Claims                                    381,804         371,379
D.
E.
F.
G.

TOTAL OTHER POST PETITION
LIABILITIES LINE 22                                       1,752,084       1,741,659

PRE PETITION LIABILITIES
A. Intercompany Payables (FOOTNOTE)     113,743,558      41,086,497      41,079,877
B. 10 3/8% Senior Sub. Notes            105,000,000     105,000,000     105,000,000
C. Sr. Sub. Exchangeable Notes           23,500,000      23,500,000      23,500,000
D.
E.

TOTAL OTHER PRE PETITION
LIABILITIES - LINE 27                   242,243,558     169,586,497     169,579,877

CASE NAME:           KEVCO MANAGEMENT, INC.                   ACCRUAL BASIS - 2

CASE NUMBER:         401-40788-BJH-11


INCOME STATEMENT

                                          SCHEDULED        MONTH          MONTH
REVENUES                                   AMOUNT         JAN-02          FEB-02         MONTH
--------                                  ---------       -------         ------        --------
1.  Gross Revenues                                                                             0
2.  Less: Returns & Discounts                                                                  0
3.  Net Revenue                                   0             0                              0

COST OF GOODS SOLD

4.  Material                                                                                   0
5.  Direct Labor                                                                               0
6.  Direct Overhead                                                                            0
7.  Total Cost Of Goods Sold                      0             0                              0
8.  Gross Profit                                  0             0                              0

OPERATING EXPENSES

9.  Officer / Insider Compensation           17,178        33,962                         51,140
10. Selling & Marketing                                                                        0
11. General & Administrative                  4,579         6,394                         10,973
12. Rent & Lease                              5,079         6,834                         11,913
13. Other (Attach List)                      34,065         8,513                         42,578
14. Total Operating Expenses                 60,901        55,703                        116,604
15. Income Before Non-Operating
    Income & Expense                        (60,901)      (55,703)                      (116,604)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)           4,736         5,788                         10,524
17. Non-Operating Expense (Att List)              0             0                              0
18. Interest Expense                                                                           0
19. Depreciation / Depletion                                                                   0
20. Amortization                                                                               0
21. Other (Attach List)                                                                        0
22. Net Other Income & Expenses               4,736         5,788                         10,524

REORGANIZATION EXPENSES

23. Professional Fees                        92,450        30,567                        123,017
24. U.S. Trustee Fees                        11,500             0                         11,500
25. Other (Attach List)                                                                        0
26. Total Reorganization Expenses           103,950        30,567                        134,517
27. Income Tax                                                                                 0
28. Net Profit (Loss)                      (160,115)      (80,482)                      (240,597)


This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                              SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                                ACCRUAL BASIS - 2


INCOME STATEMENT

                                                      MONTH         MONTH                         QUARTER
OPERATING EXPENSES                                    JAN-02        FEB-02       MONTH             TOTAL
------------------                                    ------        ------       -----            -------
A. Utilities & Telephone                                 192          170                            362
B. Taxes                                              33,873        6,934                         40,807
C. Contract Labor                                                     563                            563
D. Insurance                                                          846                            846
E.                                                                                                     0

TOTAL OTHER OPERATING EXPENSES - LINE 13              34,065        8,513                         42,578

OTHER INCOME & EXPENSES

A. Interest and Misc. Income                           4,736        5,788                         10,524
B.                                                                                                     0
C.                                                                                                     0
D.                                                                                                     0
E.                                                                                                     0

TOTAL NON-OPERATING INCOME - LINE 16                   4,736        5,788                         10,524

A.                                                                                                     0
B.                                                                                                     0
C.                                                                                                     0
D.                                                                                                     0
E.                                                                                                     0

TOTAL NON-OPERATING EXPENSE - LINE 17                      0            0                              0

REORGANIZATION EXPENSES

A.                                                                                                     0
B.                                                                                                     0
C.                                                                                                     0
D.                                                                                                     0
E.                                                                                                     0

TOTAL OTHER REORGANIZATION EXPENSES - LINE 25              0            0                              0


CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 3

CASE NUMBER:     401-40788-BJH-11


CASH RECEIPTS AND                                     MONTH             MONTH                               QUARTER
DISBURSEMENTS                                         JAN-02            FEB-02            MONTH              TOTAL
-----------------                                     ------            -------           -----             -------
1.   Cash - Beginning Of Month                                   SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.   Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.   Pre Petition
4.   Post Petition
5.   Total Operating Receipts

NON-OPERATING RECEIPTS

6.   Loans & Advances (Attach List)
7.   Sale of Assets
8.   Other (Attach List)
9.   Total Non-Operating Receipts
10.  Total Receipts
11.  Total Cash Available

OPERATING DISBURSEMENTS

12.  Net Payroll
13.  Payroll Taxes Paid
14.  Sales, Use & Other Taxes Paid
15.  Secured / Rental / Leases
16.  Utilities
17.  Insurance
18.  Inventory Purchases
19.  Vehicle Expenses
20.  Travel
21.  Entertainment
22.  Repairs & Maintenance
23.  Supplies
24.  Advertising
25.  Other (Attach List)
26.  Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27.  Professional Fees
28.  U.S. Trustee Fees
29.  Other (Attach List)
30.  Total Reorganization Expenses
31.  Total Disbursements
32.  Net Cash Flow
33.  Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.            SUPPLEMENT TO ACCRUAL BASIS -3
                                                 FEBRUARY, 2002
CASE NUMBER:   401-40788-BJH-11                  CASH RECEIPTS AND DISBURSEMENTS



                                          DIST LP     MFG         MGMT          HOLDING      COMP       KEVCO INC     TOTAL
                                          -------   -------    ---------        -------      ----       ---------    ---------
1.  CASH-BEGINNING OF MONTH                   --    151,415    3,006,125           --         --          1,000      3,158,540

   RECEIPTS FROM OPERATIONS
2.  CASH SALES                                --         --                                                                 --
   COLLECTION OF ACCOUNTS RECEIVABLE
3.  PRE PETITION                              --         --                                                                 --
4.  POST PETITION                                        --                                                                 --

5.  TOTAL OPERATING RECEIPTS                  --         --           --           --         --             --             --

   NON OPERATING RECEIPTS
6.  LOANS & ADVANCES                                     --                                                                 --
7.  SALE OF ASSETS                                       --                                                                 --
8.  OTHER                                     --     10,441       55,971           --         --             --         66,412
       INTERCOMPANY TRANSFERS              2,315      4,304       (6,619)          --                                       --
           SALE EXPENSE REIMBURSEMENT
           INCOME TAX REFUND
           RENT
           PAYROLL TAX ADVANCE RETURNED                           50,183
           MISC                                                    1,820                      --
           INTEREST INCOME                                         3,968

9.  TOTAL NON OPERATING RECEIPTS           2,315     14,745       49,352           --         --             --         66,412

10. TOTAL RECEIPTS                         2,315     14,745       49,352           --         --             --         66,412

11. CASH AVAILABLE                         2,315    166,160    3,055,477           --         --          1,000      3,224,952

   OPERATING DISBURSEMENTS
12. NET PAYROLL                                                   33,962                                                33,962
13. PAYROLL TAXES PAID                                   --        6,934                                                 6,934
14. SALES, USE & OTHER TAXES PAID                        --                                                                 --
15. SECURED/RENTAL/LEASES                                --        6,834                                                 6,834
16. UTILITIES                                            --          170                                                   170
17. INSURANCE                                            --       11,271                                                11,271
18. INVENTORY PURCHASES                                  --                                                                 --
19. VEHICLE EXPENSE                                      --                                                                 --
20. TRAVEL                                               --                                                                 --
21. ENTERTAINMENT                                        --                                                                 --
22. REPAIRS & MAINTENANCE                                --                                                                 --
23. SUPPLIES                                             --                                                                 --
24. ADVERTISING                                                                                                             --
25. OTHER                                  2,315     45,167        6,957           --         --             --         54,439
           LOAN PAYMENTS                                 --           --                                                    --
             FREIGHT                                     --                                                                 --
             CONTRACT LABOR                              --          563                                                   563
             401 K PAYMENTS                              --                                                                 --
             PAYROLL TAX ADVANCE ADP                                                                                        --
             WAGE GARNISHMENTS                                                                                              --
             MISC                          2,315     45,167        6,394                                                53,876

26. TOTAL OPERATING DISBURSEMENTS          2,315     45,167       66,128           --         --             --        113,610

   REORGANIZATION DISBURSEMENTS
27. PROFESSIONAL FEES                                    --       30,567                                                30,567
28. US TRUSTEE FEES                                      --                                                                 --
29. OTHER                                                                                                                   --
30. TOTAL REORGANIZATION EXPENSE              --         --       30,567           --         --             --         30,567

31. TOTAL DISBURSEMENTS                    2,315     45,167       96,695           --         --             --        144,177

32. NET CASH FLOW                             --    (30,422)     (47,343)          --         --             --        (77,765)

33. CASH- END OF MONTH                        --    120,993    2,958,782           --         --          1,000      3,080,775

CASE NAME:     KEVCO MANAGEMENT, INC.                          ACCRUAL BASIS - 4

CASE NUMBER:   401-40788-BJH-11


                                             SCHEDULED          MONTH              MONTH
ACCOUNTS RECEIVABLE AGING                     AMOUNT            JAN02              FEB02           MONTH
-------------------------                    ---------          -----              -----           -----
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable                     0               0                   0
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net) (FOOTNOTE)          0               0                   0

AGING OF POST PETITION                                        MONTH: FEBRUARY-02
TAXES AND PAYABLES                                                   ----------

                                    0 - 30             31 - 60                61 - 90              91 +
TAXES PAYABLE                        DAYS               DAYS                    DAYS               DAYS             TOTAL
-------------                       ------             -------                -------              ----             -----
1. Federal                                                                                                              0
2. State                                                                                                                0
3. Local                                                                                                                0
4. Other (See below)                5,221                                                                           5,221
5. Total Taxes Payable              5,221                 0                      0                   0              5,221
6. Accounts Payable                                                                                                     0


                                                              MONTH: FEBRUARY-02
                                                                     ----------
STATUS OF POST PETITION TAXES


                                    BEGINNING TAX     AMOUNT WITHHELD                               ENDING TAX
FEDERAL                               LIABILITY*      AND/OR ACCRUED          (AMOUNT PAID)         LIABILITY
-------                             -------------     --------------          -------------         ----------
1.  Withholding **                                        (18,429)               18,429                     0
2.  FICA-Employee **                                       (4,340)                4,340                     0
3.  FICA-Employer **                                       (4,340)                4,340                     0
4.  Unemployment                                                                      0                     0
5.  Income                                                                                                  0
6.  Other (Attach List)
7.  Total Federal Taxes                    0              (27,109)               27,109                     0

STATE AND LOCAL

8.  Withholding                                                                       0                     0
9.  Sales                                  0                                                                0
10. Excise                                                                                                  0
11. Unemployment                                                                      0                     0
12. Real Property (FOOTNOTE)           5,221                                                            5,221
13. Personal Property                                                                                       0
14. Other (Attach List)                                                                                     0
15. Total State And Local              5,221                    0                     0                 5,221
16. Total Taxes                        5,221              (27,109)               27,109                 5,221

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 5

CASE NUMBER:     401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.


                                                            MONTH:   FEBRUARY-02
                                                                  --------------


BANK RECONCILIATIONS                        Account # 1             Account # 2
--------------------                      -----------------    --------------------------
A.  BANK:                                   Bank of America        Bank of America          Other Accounts
B.  ACCOUNT NUMBER:                           1295026976              3751629012             (Attach List)               TOTAL
C.  PURPOSE (TYPE):                       Operating Account    DIP Disbursement Account
1.  Balance Per Bank Statement                 136,224                40,448                   2,801,442               2,978,114
2.  Add: Total Deposits Not Credited                                                                    0                       0
3.  Subtract: Outstanding Checks                                      (19,332)                          0                 (19,332)
4.  Other Reconciling Items                                                                             0                       0
5.  Month End Balance Per Books                136,224                21,116                   2,801,442               2,958,782
6.  Number of Last Check Written                   N/A                   N/A


INVESTMENT ACCOUNTS


                                             DATE            TYPE OF
BANK, ACCOUNT NAME & NUMBER               OF PURCHASE       INSTRUMENT        PURCHASE PRICE           CURRENT VALUE
---------------------------               -----------       ----------        --------------           -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                0                       0

CASH

12. Currency On Hand                                                                                         0
13. Total Cash - End of Month                                                                        2,958,782

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:     KEVCO MANAGEMENT, INC.                              SUPPLEMENT TO

CASE NUMBER:   401-40788-BJH-11                                ACCRUAL BASIS - 5


                                                              MONTH: FEBRUARY-02
                                                                     -----------

BANK RECONCILIATIONS                                    Account # 3                      Account # 4      Account # 5
--------------------                                    -----------                      -----------      -----------
                                                      Bank of America/
A.  BANK:                                               Nations Funds                  Bank of America   Bank of America    TOTAL
B.  ACCOUNT NUMBER:                                        846713                         3751775241       3750801912     OTHER BANK
                                                       Kevco, Inc. S-T
C.  PURPOSE (TYPE):                                      Investment                         Stay Pay      Payroll-Mgmt     ACCOUNTS
1.  Balance Per Bank Statement                           2,709,276                           88,200           3,966       2,801,442
2.  Add: Total Deposits Not Credited                                                                                              0
3.  Subtract: Outstanding Checks                                                                                                  0
4.  Other Reconciling Items                                                                                                       0
5.  Month End Balance Per Books                          2,709,276                           88,200           3,966       2,801,442
6.  Number of Last Check Written                               N/A                              N/A             N/A

     INVESTMENT ACCOUNTS


                                             DATE                       TYPE OF
BANK, ACCOUNT NAME & NUMBER              OF PURCHASE                  INSTRUMENT          PURCHASE PRICE        CURRENT VALUE
---------------------------              -----------                  ----------          --------------        -------------
A.
B.
C.
D.                                                                                               0                     0

TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                        0                     0

CASE NAME:      KEVCO MANAGEMENT, INC.                         ACCRUAL BASIS - 6

CASE NUMBER:    401-40788-BJH-11

                                                             MONTH:  FEBRUARY-02
                                                                   -------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                             TYPE OF           AMOUNT            TOTAL PAID
         NAME                                PAYMENT            PAID              TO DATE
         ----                                -------           ------              -------
1.  Sharon Romere                            Expense Reimb.                        1,536
2.  Joe Tomczak                              Expense Reimb.                          626
3.  John Wittig                              Expense Reimb.                          263
4.  Sharon Romere                            Payroll           22,264            126,246
5.  Joe Tomczak                              Payroll                             177,884
6.  John Wittig                              Payroll                             144,039
7.  Wil Simpson                              Payroll           11,698            204,716
    Other (see attached)                                          417            132,219
8.  Total Payments To Insiders                                 34,379            787,529

                                  PROFESSIONALS


                                             DATE OF
                                           COURT ORDER                                                                  TOTAL
                                           AUTHORIZING            AMOUNT               AMOUNT        TOTAL PAID        INCURRED
           NAME                              PAYMENT             APPROVED               PAID           TO DATE         & UNPAID*
           ----                            -----------           ---------            ---------      ----------        ---------
1.  Haynes and Boone                       3/20/2001             1,272,064                            1,272,064
2.  Lain, Faulkner & Co., P.C.             3/20/2001               327,594                              327,594         14,996
3.  Baker & McKenzie                       3/20/2001               288,151            30,567            288,151
4.  Gordion Group                          3/20/2001                17,438                               17,438
5.  (Attach List)                                                   17,959                 0             17,959
6.  Total Payments To Professionals                              1,923,206            30,567          1,923,206         14,996


     *   Include all fees incurred, both approved and unapproved



       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                          SCHEDULED              AMOUNTS            TOTAL
                                                           MONTHLY                PAID              UNPAID
                                                           PAYMENTS              DURING             POST
NAME OF CREDITOR                                             DUE                 MONTH             PETITION
----------------                                          ---------              -------          ----------
1.  Bank of America                                          N/A                                  13,590,741
2.  Leases Payable                                                                                   none
3.
4.
5.  (Attach List)
6.  TOTAL                                                      0                     0            13,590,741

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                           SUPPLEMENT TO

CASE NUMBER:    401-40788-BJH-11                               ACCRUAL BASIS - 6



PAYMENTS TO INSIDERS AND PROFESSIONALS                      MONTH:   FEBRUARY-02
                                                                  --------------


                                    INSIDERS


                  NAME                         TYPE OF PAYMENT               AMOUNT PAID                  TOTAL PAID TO DATE
                  ----                         ---------------               -----------                  ------------------
A.  Bill Estes                                  Director's Fees                                                    13,000
B.  Peter McKee                                 Director's Fees                                                    12,000
C.  Richard Nevins                              Director's Fees                                                    13,000
D.  Wingate Partners                            Management Fee                                                     89,390
E.  Wingate Partners                            Expense Reimb.                  109                                 3,910
F.  Wil Simpson                                 Expense Reimb.                  308                                   919
G.
H.

TOTAL OTHER PAYMENTS TO INSIDERS - LINE 5                                       417                               132,219




PROFESSIONALS


                                             DATE OF
                                           COURT ORDER                                                                  TOTAL
                                           AUTHORIZING            AMOUNT               AMOUNT        TOTAL PAID        INCURRED
                           NAME              PAYMENT             APPROVED               PAID           TO DATE         & UNPAID*
                           ----            -----------           ---------            ---------      ----------        ---------

A.  Ernst & Young                           3/20/2001             17,959                              17,959
B.
C.
D.
E.
F.
G.
H.


TOTAL OTHER PAYMENTS TO PROFESSIONALS - LINE 5                     17,959                             17,959

     * Include all fees incurred, both approved and unapproved




       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS


                                        SCHEDULED         AMOUNT                  TOTAL
                                          MONTHLY         PAID                    UNPAID
                                         PAYMENT          DURING                   POST
NAME OF CREDITOR                          DUE             MONTH                  PETITION
----------------                        ---------         -----                  --------
A.
B.
C.
D.
E.


STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 7

CASE NUMBER:     401-40788-BJH-11

                                                              MONTH: FEBRUARY-02
                                                                    ------------
QUESTIONNAIRE


                                                                                                             YES            NO
                                                                                                             ---            --
1.   Have any Assets been sold or transferred outside the normal course of business this reporting period?                   X

2.   Have any funds been disbursed from any account other than a debtor in possession account?                               X

3.   Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                  X

4.   Have any payments been made on Pre Petition Liabilities this reporting period?                                          X

5.   Have any Post Petition Loans been received by the debtor from any party?                                                X

6.   Are any Post Petition Payroll Taxes past due?                                                                           X

7.   Are any Post Petition State or Federal Income Taxes past due?                                                           X

8.   Are any Post Petition Real Estate Taxes past due?                                                                       X

9.   Are any other Post Petition Taxes past due?                                                                             X

10.  Are any amounts owed to Post Petition creditors delinquent?                                                             X

11.  Have any Pre Petition Taxes been paid during the reporting period?                                                      X

12.  Are any wage payments past due?                                                                                         X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                             YES            NO
                                                                                                             ---            --
1.   Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?          X

2.   Are all premium payments paid current?                                                                   X

3.   Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS


TYPE OF POLICY                      CARRIER                       PERIOD COVERED             PAYMENT AMOUNT & FREQUENCY
--------------                      -------                       --------------             --------------------------
  Property                      Lexington, Allianz                 5/29/00-3/1/02            Semi-Annual       $26,485
  Auto                          Liberty Mutual                     9/1/00-3/1/02             Semi-Annual        $3,333
  D&O Liability                 Great American Insurance        11/1/2001-10/31/2004         Annual            $64,657


This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:      KEVCO MANAGEMENT, INC.                      FOOTNOTES SUPPLEMENT

CASE NUMBER:    401-40788-BJH-11                            ACCRUAL BASIS

                                                            MONTH:   FEBRUARY-02
                                                                  --------------


ACCRUAL
BASIS
FORM
NUMBER            LINE NUMBER        FOOTNOTE / EXPLANATION
-------           -----------        ----------------------
  1                   1              Pursuant to the February 12, 2001 Order (1) Authorizing
  3                   1              Continued Use of Existing Forms and Records; (2) Authorizing
                                     Maintenance of Existing Corporate Bank Accounts and Cash
                                     Management System; and (3) Extending Time to Comply with 11
                                     U.S.C. Section 345 Investment Guidelines, funds in the Bank of
                                     America and Key Bank deposit accounts are swept daily into
                                     Kevco's lead account number 1295026976. The Bank of America lead account is administered by, and held in the name of Kevco
                                     Management Co. Accordingly, all cash receipts and disbursements flow through Kevco Management's Bank of America DIP account. A schedule allocating receipts and disbursements among Kevco,
                                     Inc. and its subsidiaries is included in this report as a
                                     Supplement to Accrual Basis -3.

  1                   4              In September 2001, Liberty Mutual, Debtor's Workman's
                                     Compensation carrier, drew $300,000 on a letter of credit
                                     issued during 2000. Debtor believes, after a final audit of its
                                     Workman's Compensation account, that the amount drawn will be refunded in full.

  1                   7              Prepaid Expenses consist primarily of professional fee
                                     retainers.

  1                  15              Intercompany receivables/payables are from/to codebtors Kevco
  1                  27A             Manufacturing, LP (Case No. 401-40784-BJH-11), Kevco Distribution,
  7                   3              LP (Case No. 401-40789-BJH-11), Kevco Holding, Inc. (Case No.
                                     401-40785-BJH-11), DCM Delaware, Inc. (Case No. 401-40787-BJH-11),
                                     Kevco GP, Inc. (Case No. 401-40786-BJH-11), Kevco Components, Inc.
                                     (Case No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                                     401-40783-BJH-11). Changes in intercompany have not been reflected as postpetition assets and liabilities.

  1                  22              The Debtor records on its books accruals for certain
                                     liabilities based on historical estimates. While the known creditors were listed on the Debtor's Schedules, the estimated amounts were not. Accordingly, for purposes of this report, the accrued liabilities are reflected as postpetition "Accrued
                                     Liabilities."

  1                  24              Adjustments to equity are due to secured debt reductions
  1                  32              pursuant to the sales of Kevco Manufacturing, LP's operating divisions, the asset sale of the South Region of Kevco
                                     Distribution, as well as direct cash payments. The secured debt owed to Bank of America by Kevco, Inc. (Case No. 401-40783-BJH-11)
                                     has been guaranteed by all of its co-debtors (see Footnote
                                     1,15); therefore, the secured debt is reflected as a liability on all of the Kevco entities. The charge to equity is simply an adjustment to the balance sheet.

  1                  25              Pursuant to Order dated February 12, 2001 and Supplemental
                                     Order dated March 14, 2001, debtors were authorized to pay prepetition salaries and wages up to a maximum of $4,300 per employee. Debtors were also (a) allowed to pay accrued vacation to terminated employees and (b) permitted to continue allowing employees to use vacation time as scheduled.

  4                  12              Property tax liabilities represent accruals of tax and are not yet due.